UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Mid-Cap Value Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As 2009 began to unfold, the words of William Butler Yeats’ apocalyptic poem “The Second Coming” seemed appropriate: “things fall apart; the centre cannot hold…the best lack all conviction, while the worst are full of passionate intensity.” Indeed, for a while it appeared the center might not hold, the markets were on the verge of complete collapse, and the global economy would enter a tailspin from which it would be difficult to recover. Thankfully, this scenario did not come to pass. Instead, multi-decade low mortgage rates lent some stability to the housing market. At the margin, lower oil and other commodity prices allowed consumer spending to tick up. Capital markets opened a little, lenders extended credit, and highly leveraged companies raised some equity.

In this environment, the fund was able to reverse some of last year’s losses and record a gain. The Mid-Cap Value Fund returned 14.09% for the six months ended June 30, 2009. As shown in the table above, the portfolio outperformed its benchmarks, particularly those with a sole focus on value. (Please note that Lipper has recently reclassified the fund as “core” rather than “value.” Lipper’s fund classification has alternated between core and value in the past.) Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures.

The fund’s long-term performance remains favorable, in relative terms, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. The Mid-Cap Value Fund received an Overall Morningstar RatingTM of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. The fund was rated among 332, 332, 245, and 87 mid-cap value funds for the overall rating and the 3-, 5-, and 10-year periods ended June 30, 2009, respectively. Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 35 out of 382, 43 out of 305, 24 out of 241, and 6 out of 123 mid-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009, respectively. Results will vary for other periods. Past performance cannot guarantee future results.

While we are not ready to declare that the worst is behind us in the global economy, these signs that hint of recovery are encouraging. At the same time, we are mindful of the risks: Consumers are still deeply in debt, the financial system is wounded, and inflation and tax rates are near record-low levels, leaving them poised to head higher at some point and become a headwind to economic growth.

MARKET ENVIRONMENT

The U.S. economy continued to contract at one of its fastest paces on record over the past six months, although current evidence suggests the decline moderated significantly as the period ended. As businesses closed or scaled back, the unemployment rate shot upward, from 7.2% in December to 9.5% in June, and most experts anticipated that it would continue to rise. The depth of the contraction and the challenges posed to recovery caused many to argue that the economy was in the midst of the worst recession since World War II.

The historic scope of the recession brought forth an equally massive policy response. The Federal Reserve greatly expanded its traditional role, fashioning itself occasionally as the banker of last resort in order to get credit flowing again. The Treasury Department reconfigured the Troubled Asset Relief Program put in place last fall, and the government provided massive amounts of new funds to many of the largest financial institutions to ensure they remained in business. Congress enacted a $787 billion stimulus program composed of tax cuts, extended unemployment benefits, and a range of domestic spending projects, including massive infrastructure investment.

As government rescue programs began to gain traction, and as “green shoots” of recovery began to appear, stocks rebounded sharply before pulling back from their peaks for the year in late June. The investment environment assumed a more positive tone, with riskier asset classes performing best in recent months. Mid-cap value shares significantly trailed their growth counterparts over the past six months—a pattern that held true across all market capitalizations. Over the past year, growth and value performance was much more in line.

PORTFOLIO AND STRATEGY REVIEW

The brighter spots in the portfolio came from a diverse group of companies. Many of these were direct or indirect beneficiaries of industry consolidation, the process by which mergers, acquisitions, and bankruptcies create over time a smaller, better-positioned group of larger industry participants. We have previously written at length about this subject, and it is relevant to revisit it now for two main reasons.

First, we often invest in companies within industries where capital—whether physical, intellectual, or financial—has exited as returns have declined. This process sets the stage for an eventual recovery in the sector. Such a phenomenon was present on a grand scale recently in the energy industry, for example, which boomed in the early to mid-2000s after a long period of low oil prices and subsequent underinvestment in new producing wells, the departure from the industry of engineering talent, bankruptcies, mergers, and acquisitions. The present time is one of low returns, limited reinvestment, and capital withdrawals from many industries—a particularly common phenomenon in the financials, consumer, health care, and technology sectors but not limited to them. These areas may prove to be a good hunting ground for investors with a long-term horizon.

The second reason for our current interest in consolidation is our conviction that undervalued assets eventually attract the attention of outside interests, including buyout firms and larger industry players. With so many stocks having fallen significantly over the past two or more years, we are especially attuned to companies that might emerge over time as candidates for acquisition by their peers. Consolidation has often occurred in periods after the stock market and economy have recovered from a steep drop, when managements and board members have become resigned to a more muted outlook for growth and seek ways to reward their owners. We think such a point may be near for many companies.

One direct beneficiary of consolidation was Petro-Canada, a large Canadian oil and gas company with a strong position in the country’s oil sands district. It received a bid from competitor Suncor and benefited further from a recovery in oil prices during the quarter. In the technology industry, Seagate Technology’s shares rose as an upturn in its core disk drive market took hold and efforts by its new management to focus its product line began to bear fruit. Seagate’s industry has consolidated through a series of mergers over the past several years, and it has emerged as one of the industry’s largest players. Publishing company Meredith’s stock rose from the depths as advertising revenue at its magazine franchise, which includes such well-established titles as Better Homes and Gardens and Family Circle, outperformed expectations, and cost-reduction efforts were successful. The magazine publishing industry is undergoing attrition and rationalization, but Meredith has leveraged its rich database of consumer insights and strong positions with large advertisers to offset some of the weakness in ad spending. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

HealthSouth, a portfolio holding for many years, has finally emerged from a long downturn in the inpatient rehabilitation sector, which was punished by adverse government reimbursement for a number of years. It is the dominant player in the industry, has repaired its balance sheet, and is acquiring smaller competitors to improve its market position. Its earnings exceeded expectations, and its stock rose as market players recognized the company’s progress.

We have written at length in previous reports about consolidation in the paper industry. Our record here has been less than stellar, as we underestimated the impact of increasing use of the Internet on paper consumption. However, one of the fund’s best performers in the second quarter was corrugated paper and forest products manufacturer Temple Inland. We have followed the company for many years and have been impressed by its cost-reduction efforts and pragmatism. An opportunity presented itself during the first quarter as anxiety about the economy pushed the stock well below what we considered its fair value. Temple’s stock rebounded as fears about the environment eased and its financial results exceeded expectations.

Semiconductor capital equipment manufacturer Novellus Systems’ shares reflected a similar scenario. Its industry has undergone nearly a decade of disappointment following the boom of the late 1990s. Excess capacity has been closed, smaller players have been acquired by larger peers, and stock valuations are compressed. Thus the small improvement that investors detected in the demand outlook for Novellus, as well as its own discipline in reducing costs to enhance its earnings potential, led its shares to rebound sharply during the first quarter.

While the best performers in the portfolio came from a diverse set of companies, the worst were more homogenous. Financial companies were disproportionally represented here as the effects of the real estate downturn continued to reverberate. St. Louis-based Commerce Bancshares reported results that reflected unexpected pressure on the quality of its loan portfolio. The shares of Wilmington Trust and Valley National declined as fears grew about their commercial and residential loans. Insurers Allstate and Cincinnati Financial underperformed on concerns about their investment portfolios. Of course, we had some poor performers in other sectors as well. Southwest Airlines suffered as consumers and business travelers cut back on spending, and airfares continued to be pressured despite a reduction in airline capacity. The power generation industry struggled as electricity demand posted one of its steepest declines in history, hurting the shares of independent power producer Mirant.

OUTLOOK

Certainly, there are still plenty of “brown shoots” to go along with the green as we survey the investment landscape. Consumer net worth has been walloped, and many in the financial system will be reducing their debt levels for some time, retarding spending. Tax, interest, and inflation rates are at historically low levels—a positive set of conditions for now but perhaps unsustainable over the long run given the country’s indebtedness and large obligations associated with Medicare, Medicaid, Social Security, and other entitlements. As we’ve said before, though, we are not in the business of reading tea leaves. We have found it difficult to handicap the economy, or even the stock market, with any consistent success. Our eyes are focused on value, wherever we can find it. These days, we are finding a disproportionate share of value in industries that are consolidating, such as the financials, consumer, technology, and health care sectors. We will keep hunting for good values there and anywhere else the market exposes opportunities.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

July 14, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell Midcap Growth Index: Unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: Unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index: Unmanaged index that tracks the stocks of 400 mid-size U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 14.27	$ 22.46	$ 25.42	$ 23.38	$ 22.99	$ 20.34
Investment activities						
Net investment income	0.10	0.20	0.55	0.25	0.17	0.10
Net realized and unrealized gain (loss)	1.91	(7.98)	(0.43)	4.48	1.62	4.05
Total from investment activities	2.01	(7.78)	0.12	4.73	1.79	4.15
Distributions						
Net investment income	–	(0.18)	(0.57)	(0.25)	(0.16)	(0.10)
Net realized gain	–	(0.23)	(2.51)	(2.44)	(1.24)	(1.40)
Total distributions	–	(0.41)	(3.08)	(2.69)	(1.40)	(1.50)
NET ASSET VALUE						
End of period	**$ 16.28**	**$ 14.27**	**$ 22.46**	**$ 25.42**	**$ 23.38**	**$ 22.99**

Ratios/Supplemental Data

Total return(1)	**14.09%**	**(34.57)%**	**0.60%**	**20.24%**	**7.73%**	**20.56%**
Ratio of total expenses to average net assets	0.86%(2)	0.83%	0.79%	0.80%	0.82%	0.84%
Ratio of net investment income to average net assets	1.39%(2)	1.02%	2.06%	1.01%	0.72%	0.63%
Portfolio turnover rate	41.7%	74.3%	73.4%	62.4%	45.8%	50.0%
Net assets, end of period (in millions)	$ 4,896	$ 4,042	$ 6,548	$ 6,532	$ 5,399	$ 4,571

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 14.22	$ 22.36	$ 25.29	$ 23.28	$ 22.91	$ 20.31
Investment activities						
Net investment income	0.09	0.15	0.48	0.19	0.11	0.12
Net realized and unrealized gain (loss)	1.90	(7.93)	(0.41)	4.46	1.61	3.96
Total from investment activities	1.99	(7.78)	0.07	4.65	1.72	4.08
Distributions						
Net investment income	–	(0.13)	(0.49)	(0.20)	(0.11)	(0.08)
Net realized gain	–	(0.23)	(2.51)	(2.44)	(1.24)	(1.40)
Total distributions	–	(0.36)	(3.00)	(2.64)	(1.35)	(1.48)
NET ASSET VALUE						
End of period	**$ 16.21**	**$ 14.22**	**$ 22.36**	**$ 25.29**	**$ 23.28**	**$ 22.91**

Ratios/Supplemental Data

Total return(1)	**13.99%**	**(34.73)%**	**0.40%**	**19.98%**	**7.45%**	**20.24%**
Ratio of total expenses to average net assets	1.03%(2)	1.05%	1.03%	1.03%	1.06%	1.06%
Ratio of net investment income to average net assets	1.21%(2)	0.77%	1.81%	0.78%	0.48%	0.42%
Portfolio turnover rate	41.7%	74.3%	73.4%	62.4%	45.8%	50.0%
Net assets, end of period (in thousands)	$ 350,719	$ 292,242	$ 541,613	$ 538,804	$ 408,873	$ 310,755

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 14.11	$ 22.17	$ 25.10	$ 23.14	$ 22.78	$ 20.23
Investment activities						
Net investment income	0.07	0.11	0.42	0.13	0.06	0.10
Net realized and unrealized gain (loss)	1.88	(7.85)	(0.42)	4.42	1.60	3.91
Total from investment activities	1.95	(7.74)	–	4.55	1.66	4.01
Distributions						
Net investment income	–	(0.09)	(0.42)	(0.15)	(0.06)	(0.06)
Net realized gain	–	(0.23)	(2.51)	(2.44)	(1.24)	(1.40)
Total distributions	–	(0.32)	(2.93)	(2.59)	(1.30)	(1.46)
NET ASSET VALUE						
End of period	**$ 16.06**	**$ 14.11**	**$ 22.17**	**$ 25.10**	**$ 23.14**	**$ 22.78**

Ratios/Supplemental Data

Total return(1)	**13.82%**	**(34.86)%**	**0.12%**	**19.67%**	**7.24%**	**19.97%**
Ratio of total expenses to average net assets	1.24%(2)	1.28%	1.27%	1.27%	1.29%	1.32%
Ratio of net investment income to average net assets	1.01%(2)	0.57%	1.60%	0.54%	0.25%	0.18%
Portfolio turnover rate	41.7%	74.3%	73.4%	62.4%	45.8%	50.0%
Net assets, end of period (in thousands)	$ 227,614	$ 210,751	$ 374,714	$ 406,678	$ 299,320	$ 189,350

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.3%		
CONSUMER DISCRETIONARY 15.1%		
Auto Components 1.8%		
Borg-Warner	1,500,000	51,225
TRW Automotive (1)	1,303,601	14,731
WABCO Holdings	1,746,700	30,916
		96,872
Diversified Consumer Services 2.0%		
Career Education (1)	1,963,522	48,872
Weight Watchers	2,309,893	59,526
		108,398
Hotels, Restaurants & Leisure 1.0%		
International Game Technology	3,550,000	56,445
		56,445
Household Durables 0.7%		
Fortune Brands	896,600	31,148
Harman International	350,000	6,580
		37,728
Internet & Catalog Retail 0.9%		
Expedia (1)	1,550,000	23,421
Liberty Media Interactive, Class A (1)	5,500,000	27,555
		50,976
Leisure Equipment & Products 1.2%		
Mattel	4,254,000	68,277
		68,277
Media 4.8%		
Cablevision, Class A	83,000	1,611
Discovery Communications, Class A (1)	706,768	15,938
Discovery Communications, Class C (1)	742,268	15,239
DISH Network (1)	2,305,500	37,372

Meredith	3,115,775	79,608
Scholastic	2,517,800	49,827
Scripps Networks Interactive	1,200,000	33,396
Washington Post, Class B	83,000	29,231
		262,222
Specialty Retail 2.7%		
Bed Bath & Beyond (1)	1,020,000	31,365
GAP	5,517,100	90,480
Tiffany	1,050,000	26,628
		148,473
Total Consumer Discretionary		829,391
CONSUMER STAPLES 7.9%		
Beverages 0.7%		
Brown-Forman, Class B	412,500	17,729
Coca-Cola Enterprises	1,024,892	17,065
		34,794
Food & Staples Retailing 1.6%		
Sysco	2,875,000	64,630
Whole Foods Market	1,250,000	23,725
		88,355
Food Products 3.5%		
Campbell Soup	2,700,000	79,434
Hershey Foods	1,495,500	53,838
McCormick	1,267,000	41,215
Tootsie Roll Industries	832,386	18,887
		193,374
Personal Products 2.1%		
Alberto Culver	2,635,500	67,021

Estee Lauder, Class A	1,475,000	48,188
		115,209
Total Consumer Staples		431,732
ENERGY 8.6%		
Energy Equipment & Services 1.4%		
Baker Hughes	283,500	10,331
BJ Services	5,130,000	69,922
		80,253
Oil, Gas & Consumable Fuels 7.2%		
Cimarex Energy	2,775,000	78,644
Murphy Oil	1,673,000	90,877
Nexen	4,650,000	100,672
Petro-Canada	1,975,000	75,880
Williams Companies	3,025,000	47,220
		393,293
Total Energy		473,546
FINANCIALS 17.9%		
Capital Markets 2.2%		
Greenhill	435,500	31,447
Janus Capital Group	5,422,071	61,812
Northern Trust	536,640	28,807
		122,066
Commercial Banks 4.4%		
Commerce Bancshares	1,084,886	34,532
First Horizon National	3,828,742	45,945
KeyCorp	6,538,800	34,263
Marshall & Ilsley	4,828,900	23,179
Valley National Bancorp	1,202,419	14,068

Thrifts & Mortgage Finance 0.4%		
First Niagara Financial	2,049,476	23,405
		23,405
Total Financials		978,209
HEALTH CARE 6.7%		
Biotechnology 0.6%		
Biogen Idec (1)	220,000	9,933
ONYX Pharmaceuticals (1)	600,000	16,956
OSI Pharmaceuticals (1)	162,845	4,597
		31,486
Health Care Equipment & Supplies 1.8%		
Boston Scientific (1)	1,701,500	17,253
St. Jude Medical (1)	610,000	25,071
Stryker	1,200,000	47,688
Zimmer Holdings (1)	225,000	9,585
		99,597
Health Care Providers & Services 3.7%		
CIGNA	1,675,455	40,362
HealthSouth (1)(2)	7,324,870	105,771
Lincare Holdings (1)	2,305,000	54,214
		200,347
Life Sciences Tools & Services 0.3%		
Waters Corporation (1)	375,000	19,301
		19,301
Pharmaceuticals 0.3%		
Sepracor (1)	825,000	14,289
		14,289
Total Health Care		365,020

CONVERTIBLE PREFERRED STOCKS 0.2%		
FINANCIALS 0.2%		
Insurance 0.2%		
Assured Guaranty (1)	211,400	11,056
Total Convertible Preferred Stocks (Cost $10,570)		11,056
CONVERTIBLE BONDS 2.1%		
Alcoa, 5.25%, 3/15/14	7,036,000	12,330
Hertz Global, 5.25%, 6/1/14	15,649,000	17,736
Lucent Technologies, VR, 2.875%, 6/15/25	86,993,000	62,065
Teradyne, 4.50%, 3/15/14	3,186,000	4,561
Textron, 4.50%, 5/1/13	17,175,000	17,406
Total Convertible Bonds (Cost $128,711)		114,098
SHORT-TERM INVESTMENTS 5.6%		
Money Market Funds 5.6%		
T. Rowe Price Reserve Investment Fund, 0.41% (2)(4)	308,302,711	308,303
Total Short-Term Investments (Cost $308,303)		308,303
Total Investments in Securities		
100.2% of Net Assets (Cost $5,955,463)		**$ 5,485,284**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4) Seven-day yield
ADR American Depository Receipts
CAD Canadian Dollar
REIT Real Estate Investment Trust
VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,955,463)	$ 5,485,284
Receivable for shares sold	22,290
Receivable for investment securities sold	11,753
Dividends and interest receivable	7,098
Other assets	86
Total assets	5,526,511
Liabilities	
Payable for investment securities purchased	41,914
Payable for shares redeemed	5,833
Investment management fees payable	2,955
Due to affiliates	534
Other liabilities	619
Total liabilities	51,855
NET ASSETS	$ 5,474,656
Net Assets Consist of:	
Undistributed net investment income	$ 40,206
Accumulated undistributed net realized loss	(1,269,066)
Net unrealized loss	(470,208)
Paid-in capital applicable to 336,566,265 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	7,173,724
NET ASSETS	$ 5,474,656
NET ASSET VALUE PER SHARE	
Investor Class	
($4,896,323,846 / 300,758,358 shares outstanding)	$ 16.28
Advisor Class	
($350,718,546 / 21,638,741 shares outstanding)	$ 16.21
R Class	
($227,613,704 / 14,169,166 shares outstanding)	$ 16.06

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $152,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $2,161,528,000 and $1,833,240,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $347,996,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $340,260,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $5,955,463,000. Net unrealized loss aggregated $470,208,000 at period-end, of which $397,197,000 related to appreciated investments and $867,405,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $905,000 for T. Rowe Price Services, Inc., and $580,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2009, the fund was charged $197,000 for shareholder servicing costs related to the college savings plans, of which $146,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $92,000 of Spectrum Funds’ expenses and $1,225,000 of Retirement Funds’ expenses. Of these amounts, $951,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 24% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 169,796 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for the Investor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, and the management fee rate for the Advisor and R Class was at or below the median for comparable funds. The information also indicated that the fund’s expense ratio for the Investor and Advisor Class was below the median for comparable funds, and the expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009